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                                                                   Exhibit 10.65


                              AMENDATORY AGREEMENT

          AMENDATORY AGREEMENT (the "Amendatory Agreement") dated as of August 14, 1995 between GRAFF PAY-PER-VIEW, INC., a Delaware corporation ("Borrower") and MIDLANTIC BANK, N.A., a national banking association (the "Bank").

                                   RECITALS:

          A. Borrower and the Bank are parties to an Amended and Restated Loan and Security Agreement dated as of December 9, 1994 (the "Loan Agreement") which provides for a term loan in the amount of $900,000 and a revolving credit loan in the maximum amount of $9,000,000.

          B. Borrower has requested, and the Bank is willing to increase the revolving credit loan up to a maximum amount of $15,000,000, in order to accommodate Borrower's working capital needs.

          C. The parties have agreed to amend the Loan Agreement for the purpose of affecting the foregoing and to provide for the grant of additional collateral to the Bank.

          NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements contained herein, the parties hereby agree as follows:

          1.  DEFINED TERMS.

              (a) Capitalized terms used in this Amendatory Agreement without definition shall have the respective meanings assigned to such terms in the Loan Agreement, as amended hereby.

              (b) A new defined term is added to the Loan Agreement as follows:

              "'HOME VIDEO CHANNEL SECURITY DOCUMENTS' shall mean all agreements and instruments deemed necessary and appropriate by the Bank for execution and delivery by Home Video Channel for the purpose of Home Video Channel guarantying the payment and performance of the Obligations and granting to the Bank a security interest in its assets."

              (c) Certain defined terms in the Loan Agreement are amended and restated as follows:

              "'COPYRIGHT SECURITY AGREEMENT' shall mean a Copyright Security Agreement of the Obligor thereto executed and delivered on the Closing Date, the Restatement Closing Date, or subsequent thereto as
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          contemplated by Section 9.10, as any of the same may be amended, modified or supplemented from time to time."

          "'OBLIGOR' shall mean each of Borrower, Spice, Inc., a New York corporation ("Spice"), Cable Video Store, Inc., a Delaware corporation ("Video Store"), Graff Marketing Corporation, Inc., a Delaware corporation ("Graff Marketing"), CPV Productions, Inc., a Delaware corporation ("CPV"), Pay-Per-View International, Inc., a Delaware corporation ("PPV International"), Guest Cinema, Inc., a Delaware corporation ("Guest Cinema"), Cyberspice, Inc., a Delaware corporation ("Cyberspice"), Media licensing, Inc., a Nevada corporation ("Media Licensing"), Magic Hour Pictures, Inc., a California corporation, formerly Magic Hour Productions, Inc. ("Magic Hour"), American Gaming Network, Inc., a Delaware corporation, ("American Gaming"), American Interactive Games, Inc., a Delaware Corporation ("American Interactive") and, after the execution and delivery of the Home Video Channel Security Documents, Home Video Channel."

          "'PLEDGED INTERESTS' shall mean all the issued and outstanding capital stock of the Obligors (other than Borrower) and, upon Home Video Channel becoming an Obligor, Borrower's indirect ownership interest in Danish Satellite Television, Ltd.'

          "'SECURITY DOCUMENTS' shall mean the Guaranty and Security Agreement, the Pledge Agreement, each Trademark Assignment, each Copyright Security Agreement, the Patent Assignment and the Home Video Channel Security Documents."

          "'TERMINATION DATE' shall mean December 31, 1996."

          (d) All references in the Loan Agreement to Obligors shall give effect to such term after the amendment made hereby.

     2.   REGARDING THE REVOLVING CREDIT LOAN.

          (a) Section 3.1 of the Loan Agreement is amended and restated in its entirety as follows:

          "3.1. REVOLVING CREDIT ADVANCES. (a) Upon and subject to the terms and conditions hereof, the Bank agrees to make available, at any time and from time to time, until the Termination Date, for Borrower's use and upon the request of Borrower therefor, advances (each, a "Revolving Credit Advance"); provided, however, that after giving effect to
                            --------  -------
          each requested Revolving Credit Advance, until Borrower complies with the provisions of Section 5.5, the aggregate

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          amount of Revolving Credit Advances will not exceed $13,500,000, and after Borrower complies with Section 5.5 or the Bank waives such requirement in writing, $15,000,000 (the maximum amount at any time in effect is hereafter, the "Revolving Credit Maximum"). The amount available under the Revolving Credit Loan at any time shall be subject to reserves established in respect of Foreign Exchange Transactions in accordance with Section 3.1(d) below."

          (b) Section 3.3(a) of the Loan Agreement is deleted in its entirety.

     3.   AMENDMENT OF SECTION 5.

          (a) Section 5.3 of the Loan Agreement is deleted in its entirety.

          (b) The introductory clause to Section 5.4 of the Loan Agreement is amended and restated as follows:

          "5.4.  ADDITIONAL CONDITIONS TO EACH REVOLVING CREDIT
          ADVANCE. It shall be a condition to the funding of each Revolving Credit Advance that the following conditions be satisfied:"

          (c) The Loan Agreement is amended by the addition of a new Section 5.5 as follows:

                 "5.5. CONDITIONS TO INCREASE OF REVOLVING CREDIT MAXIMUM TO $15,000,000. It shall be a condition to the increase of the Revolving Credit Maximum to $15,000,000 that Borrower shall have provided the Bank with the following no later than September 29, 1995, or that the Bank shall have otherwise waived compliance with the requirements of this Section in writing

                 "(a) The Home Video Channel Security Documents, in form and substance satisfactory to the Bank and its counsel;

                 "(b) Results of appropriate searches disclosing no Liens on the assets of Home Video Channel other than Permitted Encumbrances;

                 "(c) Evidence of appropriate corporate action by Home Video Channel authorizing its becoming a guarantor of the Obligations and granting a Lien on its assets in favor of the Bank;

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                 "(d) An opinion of Worsdell & Vintner, Special English counsel to Borrower, confirming that Home Video Channel has legally and validly become a guarantor of the Obligations and granted a Lien on its assets in favor of the Bank; and

                 "(e) Evidence of insurance on the assets of Home Video Channel, with an appropriate loss payable and additional insured clause in favor of the Bank."

     4.   AMENDMENT OF SECTION 10.

          (a) Section 10.7 of the Loan Agreement is amended and restated as follows:

          "10.7. INDEBTEDNESS. No Obligor shall create, incur, assume or permit to exist any Indebtedness, whether recourse or nonrecourse, and whether superior or junior, resulting from borrowings, loans, advances, the granting of credit, whether secured or unsecured, except
          (i) Indebtedness secured by Permitted Encumbrances, (ii) Indebtedness to the Bank arising under or as a consequence of this Agreement or the other Loan Documents, (iii) Indebtedness existing on the date hereof and listed on Schedule 10.7, (iv) Indebtedness in respect of Capital Leases and Purchase Money Loans existing on the date hereof or hereafter incurred, provided that, in no event shall the Obligors in the aggregate incur indebtedness for Capital Leases and Purchase Money Loans in excess of $2,500,000 in any Fiscal Year and $ 3,500,000 in the aggregate at any time outstanding, and in no event shall Home Video Channel incur Indebtedness for Capital Leases and Purchase Money Loans in excess of $250,000 in any Fiscal Year and $500,000 in the aggregate at any time outstanding, (v) trade debt or debt to service providers incurred in the ordinary course of business, (vi) liability under Title IV of ERISA not required to be reflected as a liability on Borrower's consolidated balance sheet under GAAP and (vii) Indebtedness subordinated to the Obligations on terms satisfactory to and approved in writing by the Bank."

          (b) Section 10.12 of the Loan Agreement is amended by the addition of a new sentence at the end thereof as follows:

          "Borrower shall not, nor permit any Obligor to make an investment in American Gaming Network joint venture, by way of capital contribution, loan or otherwise, in excess of $3,000,000."

          (c) Section 10.14 of the Loan Agreement is amended and restated as follows:

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              "10.14. NET WORTH. Borrower shall not permit its consolidated net worth, as determined in accordance with GAAP, to be less than:

              "(i) $20,000,000 through June 29, 1995;

              "(ii)  $22,000,000 from June 30, 1995 through December 30, 1995;

              "(iii)  $28,000,000 from December 31, 1995 through June 29, 1996;

              "(iv)  $33,000,000 from June 30, 1996 through December 30, 1996;
              and

              "(v) $39,000,000 on December 31, 1996 and thereafter."

          (d) Section 10.16 of the Loan Agreement is amended and restated as follows:

              "10.16. SENIOR DEBT LEVERAGE. Borrower shall not permit the Senior Debt Leverage Ratio, measured at any time, to exceed 2.00 to 1.00."

          (e) Section 10.18 of the Loan Agreement is amended and restated as follows:

              "10.18. LEVERAGE RATIO. Borrower shall not permit its ratio of total liabilities to net worth, as determined in accordance with GAAP, to exceed:

              "(i)  1.10 to 1.00 through December 30, 1995;

              "(ii) 1.00 to 1.00 from December 31, 1995 through December 30, 1996; and

              "(iii)  0.75 to 1.00 on December 31, 1996 and thereafter."

          (f) A new Section 10.19 is added to the Loan Agreement as follows:

              "10.19. SPECTOR ENTERTAINMENT. If Borrower acquires the business of Spector Entertainment Group, Inc., a California corporation ("Spector"), Borrower shall not, nor permit any Obligor to, guaranty any Indebtedness of Spector or make loans, capital contributions or advances of any kind to Spector."

     5. CONDITIONS PRECEDENT. The Bank's execution and delivery of this Amendatory Agreement shall be conditioned upon its simultaneous receipt (or waiver of receipt in writing) of the following, all in form and substance satisfactory to the Bank and its counsel:

          (a)  A facility fee of $25,000;

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          (b) A new Revolving Credit Note, duly executed and delivered by
Borrower to the Bank, in replacement of the note dated December 9, 1994;

          (c) An affirmation of Security Documents, duly executed and delivered by the Obligors and, in the case of the Guaranty and Security Agreement joined by , American Gaming and American Interactive;

          (d) A Supplemental Copyright Security Agreement duly executed and delivered by CPV;

          (e) An amendment and restatement of the Pledge Agreement duly executed and delivered by each of Borrower, PPV International, CPV and Video Store;

          (f) Certificates evidencing all the issued and outstanding capital stock of American Gaming, and American Interactive, together with stock powers duly executed in blank;

          (g) UCC-1 financing statements of American Gaming and American Interactive deemed necessary by the Bank in its reasonable discretion in order to perfect its security interests in the Collateral owned by American Gaming and American Interactive;

          (h) A certificate of the Secretary of each Obligor certifying (i) the names of the officers of the applicable Obligor authorized to sign this Amendatory Agreement and the other Loan Documents contemplated hereby, together with true signatures of each of such officers, (ii) the resolutions of the board of directors of each Obligor adopted and in full force and effect as of the date hereof, authorizing the consummation of each of the transactions (including, without limitation, the incurrence of the Obligations and the granting of the Liens) contemplated by this Agreement and (iii) as to the absence of any amendments to the Obligor's certificate of incorporation or by-laws since the Closing Date;

          (i) A copy of the Certificate of Incorporation of each of American Gaming and American Interactive;

          (j) Certificates of the appropriate Governmental Authorities, dated the most recent practicable date prior to closing, showing that each Obligor is organized and in good standing in the jurisdiction of its organization and in each jurisdiction where it is qualified as a foreign corporation;

          (k) Evidence that the insurance policies provided for in Section 7.20 of the Loan Agreement are in full force and effect (for all Obligors), with appropriate loss payable and additional insured clauses in favor of the Bank, certified by the insurer;

          (l) Results of UCC, judgment and tax Lien searches on American Gaming and American Interactive and disclosing no Liens other than Permitted Encumbrances or Liens for which discharges have been obtained;

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          (m) An opinion of Dornbush Mensch Mandelstam & Schaeffer, counsel to
Borrower;

          (n) A copy of American Gaming Network Joint Venture Agreement, certified as true and complete by an officer of American Gaming Network, Inc.; and

          (o) Such additional information and documents as the Bank may reasonably request.

     6. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Amendatory Agreement, Borrower hereby represents and warrants to the Bank as follows:

          (a) After giving effect to the updated Schedules attached hereto, the representations and warranties contained in Section 7 of the Loan Agreement are true and correct on and as of the date of this Amendatory Agreement, except insofar as any representation or warranty is stated to speak exclusively as of a specific prior date or for a specific prior period. After giving effect to the transactions contemplated by this Amendatory Agreement, no Default or Event of Default will be in existence or will occur.

          (b) The execution, delivery and performance of this Amendatory Agreement and the other Loan Documents contemplated hereby will not violate any provision of any law or regulation, or of any writ or decree of any Governmental Authority or any provision of any Obligor's organizational documents.

          (c) Each Obligor, as applicable, has the power to execute, deliver and perform this Amendatory Agreement and the other documents contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of same and the performance of the Loan Agreement, as amended hereby and the other Loan Documents.

          (d) The execution, delivery and performance of this Amendatory Agreement and the other documents contemplated hereby do not require the consent of any other Person or the consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority. This Amendatory Agreement, the replacement Revolving Note and the other Loan Documents executed and delivered in connection herewith each constitute a valid obligation of the Obligor or Obligors thereto, legally binding upon the Obligor or Obligors and enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditor's rights.

          (e) None of the representations, warranties or statements made to the Bank or pursuant to this Amendatory Agreement, the Loan Agreement (prior to its amendment hereby) or pursuant to any other documents delivered in connection with the transactions contemplated hereby, and no report, financial statement, projection exhibit or schedule prepared or furnished by or on behalf of Borrower or any other Obligor contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

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     7.   MISCELLANEOUS.

          (a) Borrower agrees to pay on demand all costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank) in connection with the preparation, execution and delivery of this Amendatory Agreement and the other documents to be delivered in connection therewith.

          (b) Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (c) This Amendatory Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey.

          (d) This Amendatory Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  GRAFF PAY-PER-VIEW, INC.


                              By:
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                                  Name:  Philip Callaghan
                                  Title: Executive Vice President


                                  MIDLANTIC BANK, N.A.


                              By:
                                  -------------------------------
                                  Name:  Stephen A. Jarossy
                                  Title: Vice President

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